EXHIBIT 32.1

CERTIFICATIONS

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350 (ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the periodic report of Fuel Systems Solutions, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Mariano Costamagna, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 11, 2008	/s/ MARIANO COSTAMAGNA
Mariano Costamagna
Chief Executive Officer